                                                        Amendment #1
                                                          to the
                                                 AUTOMATIC AND FACULTATIVE
                                        YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                 EFFECTIVE January 1, 2000
                                                          Between
                                        PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                       (THE COMPANY)
                                                            And
                                            SWISS RE LIFE & HEALTH AMERICA INC
                                                      (THE REINSURER)

The parties hereby agree to the following:

1.      SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         AUTOMATIC ACCEPTANCE LIMIT:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the Automatic Issue
         Limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ====================================================================================
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 70,000,000                $ 70,000,000                 $ 57,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 67,000,000                $ 54,000,000                 $ 32,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 44,000,000                $ 37,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 27,000,000                $ 22,000,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 27,000,000                $ 22,000,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 14,000,000                $ 12,000,000                  $ 7,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 7,000,000                 $ 6,000,000                   $ 3,800,000
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - One Smoker

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 70,000,000                $ 65,000,000                 $ 49,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 57,000,000                $ 52,000,000                 $ 29,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 39,000,000                $ 36,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 25,000,000                $ 22,000,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 25,000,000                $ 22,000,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 13,000,000                $ 11,000,000                  $ 7,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 6,000,000                 $ 5,000,000                   $ 2,800,000
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Two Smokers

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $ 65,000,000                $ 60,000,000                 $ 47,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 52,000,000                $ 47,000,000                 $ 28,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 35,000,000                $ 34,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 22,000,000                $ 22,000,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 22,000,000                $ 22,000,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 11,000,000                $ 10,000,000                  $ 6,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 5,000,000                 $ 4,000,000                   $ 2,800,000
          =========== =============== ========================= ============================= ============================

         If both lives exceed Class H, there will be no automatic limit.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ====================================================================================
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 44,000,000                $ 44,000,000                 $ 36,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 31,000,000                $ 31,000,000                 $ 25,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 21,000,000                $ 21,000,000                 $ 16,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 13,000,000                $ 13,000,000                  $ 9,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 9,000,000                 $ 9,000,000                   $ 7,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 5,000,000                 $ 5,000,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 2,800,000                 $ 2,800,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - One Smoker

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 38,000,000                $ 38,000,000                 $ 30,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 28,000,000                $ 28,000,000                 $ 22,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 21,000,000                $ 21,000,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 12,000,000                $ 12,000,000                  $ 8,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 8,000,000                 $ 8,000,000                   $ 6,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 5,000,000                 $ 5,000,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 1,800,000                 $ 1,800,000                       None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Two Smokers

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $ 34,000,000                $ 34,000,000                 $ 26,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 27,000,000                $ 27,000,000                 $ 20,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 21,000,000                $ 21,000,000                 $ 13,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 12,000,000                $ 12,000,000                  $ 8,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 8,000,000                 $ 8,000,000                   $ 6,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 5,000,000                 $ 5,000,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 1,800,000                 $ 1,800,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
                                        Pref. Best - Class C            Class D - E              Greater than Class E
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 70            $ 10,000,000                $ 7,500,000                      None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 7,500,000                 $ 5,000,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 90                None                        None                         None
          =========== =============== ========================= ============================= ============================

         Non US/Canadian Residents

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
                                        Pref. Best - Class C            Class D - E              Greater than Class E
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 70            $ 20,000,000                $ 15,000,000                     None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 15,000,000                $ 10,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 90                None                        None                         None
          =========== =============== ========================= ============================= ============================

         For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First
         Layer of Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

                                      =======================================================
                                                Rating Class of Higher Rated Life
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
              Issue Age of Older        Pref. Best - Class D            Class E - H
                   Insured
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 50,000,000                $ 40,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 20,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 30,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 80            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                 $ 2,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 2,500,000                 $ 1,000,000
          =========== =============== ========================= =============================

         If both lives exceed Class H, there will be no automatic acceptance limit.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

                                      =======================================================
                                             Rating Class of Lesser Impaired Insured
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
             Issue Age of Lesser        Pref. Best - Class D            Class E - H
                Impaired Life
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 30,000,000                $ 20,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 25,000,000                $ 15,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 20,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 5,000,000                 $ 2,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 2,500,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,000,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

                                 ============================================================
                                              Rating Class of Higher Rated Life
          ---------------------- ------------------------------------------------------------
          ====================== ==================== ================= =====================
          Issue Age of  Insured  Pref. Best - Class     Class D - E     Greater than Class E
                                          C
          ---------------------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 10,000,000        $ 7,500,000             None
                      ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      71 - 75        $ 7,500,000        $ 5,000,000             None
          ----------- ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      76 +              None                None                None
          =========== ========== ==================== ================= =====================

         Non US/Canadian Residents

                                 ============================================================
                                              Rating Class of Higher Rated Life
          ---------------------- ------------------------------------------------------------
          ====================== ==================== ================= =====================
          Issue Age of  Insured  Pref. Best - Class     Class D - E     Greater than Class E
                                          C
          ---------------------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      76 +              None                None                None
          =========== ========== ==================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life  will not exceed the amounts in the following tables:

         US/Canadian Residents - No Foreign Travel

                                      =======================================================
                                                Rating Class of Higher Rated Life
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
              Issue Age of Older        Pref. Best - Class D            Class E - H
                   Insured
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 10,000,000                $ 8,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 8,000,000                 $ 4,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 6,000,000                 $ 3,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 80            $ 3,000,000                 $ 2,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 1,000,000                  $ 500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 500,000                   $ 200,000
          =========== =============== ========================= =============================

         If both lives exceed Class H, there will be no automatic acceptance limit.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

                                      =======================================================
                                              Rating Class of Less Impaired Insured
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
             Issue Age of Lesser        Pref. Best - Class D            Class E - H
                Impaired Life
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 6,000,000                 $ 4,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 5,000,000                 $ 3,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 4,000,000                 $ 2,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 2,000,000                 $ 1,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 1,000,000                  $ 500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 500,000                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 200,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

                                  ===========================================================
                                              Rating Class of Higher Rated Life
          ----------------------- -----------------------------------------------------------
          ======================= =================== ================== ====================
          Issue Age of  Insured      Pref. Best -        Class D - E     Greater than Class
                                       Class C                                    E
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:  18 - 70        $ 2,000,000         $ 1,500,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75        $ 1,500,000         $ 1,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 +               None               None                None
          =========== =========== =================== ================== ====================

         Non US/Canadian Residents

                                  ===========================================================
                                              Rating Class of Higher Rated Life
          ----------------------- -----------------------------------------------------------
          ======================= =================== ================== ====================
          Issue Age of  Insured      Pref. Best -        Class D - E     Greater than Class
                                       Class C                                    E
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:  18 - 70        $ 4,000,000         $ 3,000,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75        $ 3,000,000         $ 2,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 +               None               None                None
          =========== =========== =================== ================== ====================

2.       SCHEDULE A, Section 5, JUMBO LIMIT, shall be replaced by the following:

         JUMBO LIMIT:

         For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies will not exceed the following amounts:

         US/Canadian Residents- No Foreign Travel

          ===================== ======================== =============== ====================
                                 No Substandard Rating    Class A - E    Greater than Class
                                                                                  E
          ===================== ======================== =============== ====================
          =========== ========= ======================== =============== ====================
               Ages:  18 - 90         $75,000,000         $75,000,000        $75,000,000
          =========== ========= ======================== =============== ====================

         Note:  When a policy is reinsured under automatic reinsurance and the total amount in force and applied for in all companies exceeds $50,000,000, THE REINSURER must be notified.

         US/Canadian Residents - Foreign Travel

          ===================== ======================== =============== ====================
                                 No Substandard Rating    Class A - E    Greater than Class
                                                                                  E
          ===================== ======================== =============== ====================
          =========== ========= ======================== =============== ====================
               Ages:  18 - 75         $35,000,000         $35,000,000           None
          =========== ========= ======================== =============== ====================
          =========== ========= ======================== =============== ====================
                      76 - 90            None                 None              None
          =========== ========= ======================== =============== ====================

         Non US/Canadian Residents

          ===================== ======================== =============== ====================
                                 No Substandard Rating    Class A - E    Greater than Class
                                                                                  E
          ===================== ======================== =============== ====================
          =========== ========= ======================== =============== ====================
               Ages:   0 - 75         $35,000,000         $35,000,000           None
          =========== ========= ======================== =============== ====================
          =========== ========= ======================== =============== ====================
                      76 - 90            None                 None              None
          =========== ========= ======================== =============== ====================

3.       SCHEDULE A, Section 11, RISK RETENTION LIMITS shall be added:

         RISK RETENTION LIMITS:

         The total amount of insurance in force and applied for on both lives for THE COMPANY and its affiliates will not exceed the risk retention limits in the following table.

         No Smokers

                             ============================================================================
                                                        Highest Rating Class
          ================== ============================================================================
          ================== ================ =================== ================== ====================
          Oldest Issue Age   No Substandard      Class A - D         Class E - H     Greater than Class
             of Insured          Rating                                                       H
          ------------------ ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
             Ages:  18 - 65    $50,000,000       $35,000,000         $25,000,000         $20,000,000
                    -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    66 - 70    $35,000,000       $22,000,000         $16,000,000         $13,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    71 - 75    $20,000,000       $13,000,000         $10,000,000         $ 8,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    76 - 80    $15,000,000       $10,000,000         $ 7,000,000         $ 5,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    81 - 85    $10,000,000       $ 8,000,000         $ 5,000,000         $ 3,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    86 - 90    $ 5,000,000       $ 4,000,000         $ 3,000,000         $ 2,000,000
          ========= ======== ================ =================== ================== ====================

         One Smoker

                             ============================================================================
                                                        Highest Rating Class
          ================== ============================================================================
          ================== ================ =================== ================== ====================
          Oldest Issue Age   No Substandard      Class A - D         Class E - H     Greater than Class
             of Insured          Rating                                                       H
          ------------------ ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
             Ages:  18 - 65    $35,000,000       $25,000,000         $17,000,000         $14,000,000
                    -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    66 - 70    $25,000,000       $20,000,000         $13,000,000         $10,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    71 - 75    $15,000,000       $12,000,000         $10,000,000         $ 6,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    76 - 80    $13,000,000       $10,000,000         $ 7,000,000         $ 4,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    81 - 85    $ 9,000,000       $ 7,000,000         $ 5,000,000         $ 3,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    86 - 90    $ 4,000,000       $ 3,000,000         $ 2,000,000         $ 2,000,000
          ========= ======== ================ =================== ================== ====================

            Two Smokers

                             ============================================================================
                                                        Highest Rating Class
          ================== ============================================================================
          ================== ================ =================== ================== ====================
          Oldest Issue Age   No Substandard      Class A - D         Class E - H     Greater than Class
             of Insured          Rating                                                       H
          ------------------ ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
             Ages:  18 - 65    $25,000,000       $20,000,000         $15,000,000         $10,000,000
                    -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    66 - 70    $20,000,000       $15,000,000         $12,000,000         $ 8,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    71 - 75    $11,000,000       $10,000,000         $10,000,000         $ 5,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    76 - 80    $10,000,000       $10,000,000         $ 6,000,000         $ 4,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    81 - 85    $ 7,000,000       $ 6,000,000         $ 4,000,000         $ 3,000,000
          --------- -------- ---------------- ------------------- ------------------ --------------------
          --------- -------- ---------------- ------------------- ------------------ --------------------
                    86 - 90    $ 3,000,000       $ 2,000,000         $ 2,000,000         $ 2,000,000
          ========= ======== ================ =================== ================== ====================

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this
Agreement in duplicate on the dates indicated below, and is effective for policies issued of June 1, 2002.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                  SWISS RE LIFE & HEALTH AMERICA INC
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                      By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                      By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                                       Amendment #2
                                                          to the
                                                 AUTOMATIC AND FACULTATIVE
                                        YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                 EFFECTIVE January 1, 2000
                                                          Between
                                        PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                       (THE COMPANY)
                                                            And
                                            SWISS RE LIFE & HEALTH AMERICA INC
                                                      (THE REINSURER)

The parties hereby agree to the following:

1.      SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         AUTOMATIC ACCEPTANCE LIMIT:

         A.  For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the Automatic
         Issue Limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ====================================================================================
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 70,000,000                $ 70,000,000                 $ 53,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 63,000,000                $ 50,000,000                 $ 30,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 41,000,000                $ 34,000,000                 $ 20,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 25,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 25,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 13,500,000                $ 11,500,000                  $ 6,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 6,750,000                 $ 5,750,000                   $ 3,600,000
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - One Smoker

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 70,000,000                $ 60,000,000                 $ 45,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 53,000,000                $ 48,000,000                 $ 27,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 36,000,000                $ 33,000,000                 $ 20,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 23,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 23,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 12,500,000                $ 10,500,000                  $ 6,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 5,750,000                 $ 4,750,000                   $ 2,600,000
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Two Smokers

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $ 60,000,000                $ 55,000,000                 $ 43,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 48,000,000                $ 43,000,000                 $ 26,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 32,000,000                $ 31,000,000                 $ 20,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 20,500,000                $ 20,500,000                 $ 13,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 20,500,000                $ 20,500,000                 $ 13,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 10,500,000                $ 9,500,000                   $ 5,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 4,750,000                 $ 3,750,000                   $ 2,600,000
          =========== =============== ========================= ============================= ============================

         If both lives exceed Class H, there will be no automatic limit.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ====================================================================================
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 41,000,000                $ 41,000,000                 $ 34,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 29,000,000                $ 29,000,000                 $ 23,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 19,500,000                $ 19,500,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 12,000,000                $ 12,000,000                  $ 8,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 8,500,000                 $ 8,500,000                   $ 6,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 4,750,000                 $ 4,750,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 2,700,000                 $ 2,700,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - One Smoker

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $ 35,000,000                $ 35,000,000                 $ 28,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 26,000,000                $ 26,000,000                 $ 20,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 19,500,000                $ 19,500,000                 $ 13,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 11,000,000                $ 11,000,000                  $ 7,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 7,500,000                 $ 7,500,000                   $ 5,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 4,750,000                 $ 4,750,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 1,700,000                 $ 1,700,000                       None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Two Smokers

                                      ====================================================================================
                                                             Rating Class of Less Impaired Insured
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
              Issue Age of Older       No Substandard Rating            Class A - D                   Class E - H
                   Insured
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 65            $ 31,000,000                $ 31,000,000                 $ 24,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 25,000,000                $ 25,000,000                 $ 18,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 19,000,000                $ 19,000,000                 $ 12,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 11,000,000                $ 11,000,000                  $ 7,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 7,500,000                 $ 7,500,000                   $ 5,750,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 4,750,000                 $ 4,750,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 1,700,000                 $ 1,700,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
                                        Pref. Best - Class C            Class D - E              Greater than Class E
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 70            $ 10,000,000                $ 7,500,000                      None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 7,500,000                 $ 5,000,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 90                None                        None                         None
          =========== =============== ========================= ============================= ============================

         Non US/Canadian Residents

                                      ====================================================================================
                                                               Rating Class of Higher Rated Life
          =========================== ------------------------------------------------------------------------------------
          =========================== ========================= ============================= ============================
                                        Pref. Best - Class C            Class D - E              Greater than Class E
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:     18 - 70            $ 20,000,000                $ 15,000,000                     None
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 15,000,000                $ 10,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 90                None                        None                         None
          =========== =============== ========================= ============================= ============================

         B.  For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First
         Layer of Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

                                      =======================================================
                                                Rating Class of Higher Rated Life
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
              Issue Age of Older        Pref. Best - Class D            Class E - H
                   Insured
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 50,000,000                $ 40,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 20,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 30,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 80            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                 $ 2,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 2,500,000                 $ 1,000,000
          =========== =============== ========================= =============================

         If both lives exceed Class H, there will be no automatic acceptance limit.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

                                      =======================================================
                                             Rating Class of Lesser Impaired Insured
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
             Issue Age of Lesser        Pref. Best - Class D            Class E - H
                Impaired Life
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 30,000,000                $ 20,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 25,000,000                $ 15,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 20,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 5,000,000                 $ 2,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 2,500,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,000,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

                                 ============================================================
                                              Rating Class of Higher Rated Life
          ---------------------- ------------------------------------------------------------
          ====================== ==================== ================= =====================
          Issue Age of  Insured  Pref. Best - Class     Class D - E     Greater than Class E
                                          C
          ---------------------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 10,000,000        $ 7,500,000             None
                      ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      71 - 75        $ 7,500,000        $ 5,000,000             None
          ----------- ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      76 +              None                None                None
          =========== ========== ==================== ================= =====================

         Non US/Canadian Residents

                                 ============================================================
                                              Rating Class of Higher Rated Life
          ---------------------- ------------------------------------------------------------
          ====================== ==================== ================= =====================
          Issue Age of  Insured  Pref. Best - Class     Class D - E     Greater than Class E
                                          C
          ---------------------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- ---------- -------------------- ----------------- ---------------------
          ----------- ---------- -------------------- ----------------- ---------------------
                      76 +              None                None                None
          =========== ========== ==================== ================= =====================

         C.  For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life will not exceed the amounts in the following tables:

         US/Canadian Residents - No Foreign Travel

                                      =======================================================
                                                Rating Class of Higher Rated Life
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
              Issue Age of Older        Pref. Best - Class D            Class E - H
                   Insured
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 10,000,000                $ 8,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 8,000,000                 $ 4,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 6,000,000                 $ 3,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 80            $ 3,000,000                 $ 2,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 1,000,000                  $ 500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 500,000                   $ 200,000
          =========== =============== ========================= =============================

         If both lives exceed Class H, there will be no automatic acceptance limit.

         If one life is ratable over Class H, then the following individual policy limits for the lesser impaired life's mortality classification apply:

                                      =======================================================
                                              Rating Class of Less Impaired Insured
          =========================== -------------------------------------------------------
          =========================== ========================= =============================
             Issue Age of Lesser        Pref. Best - Class D            Class E - H
                Impaired Life
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:     18 - 65            $ 6,000,000                 $ 4,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 5,000,000                 $ 3,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 4,000,000                 $ 2,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 2,000,000                 $ 1,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 1,000,000                  $ 500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 500,000                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 200,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

                                  ===========================================================
                                              Rating Class of Higher Rated Life
          ----------------------- -----------------------------------------------------------
          ======================= =================== ================== ====================
          Issue Age of  Insured      Pref. Best -        Class D - E     Greater than Class
                                       Class C                                    E
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:  18 - 70        $ 2,000,000         $ 1,500,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75        $ 1,500,000         $ 1,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 +               None               None                None
          =========== =========== =================== ================== ====================

         Non US/Canadian Residents

                                  ===========================================================
                                              Rating Class of Higher Rated Life
          ----------------------- -----------------------------------------------------------
          ======================= =================== ================== ====================
          Issue Age of  Insured      Pref. Best -        Class D - E     Greater than Class
                                       Class C                                    E
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:  18 - 70        $ 4,000,000         $ 3,000,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75        $ 3,000,000         $ 2,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 +               None               None                None
          =========== =========== =================== ================== ====================

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this
Agreement in duplicate on the dates indicated below, and is effective for policies issued as of March 1, 2003.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                  SWISS RE LIFE & HEALTH AMERICA INC
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                      By:__/s/____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                      By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                                        Amendment #3
                                                          to the
                                                 AUTOMATIC AND FACULTATIVE
                                        YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                 EFFECTIVE January 1, 2000
                                                          Between
                                        PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                       (PRUCO of NJ)
                                                            And
                                           SWISS RE LIFE & HEALTH AMERICA, INC.
                                                        (SWISS RE)

The parties hereby agree to the following:

1.       SECTION 20, RECAPTURE, shall be replaced by the following:

20.      RECAPTURE

         At any time during the term of the  Agreement,  PRUCO of NJ may elect to recapture in full the coverage  reinsured under this  Agreement  following the occurrence of either of the following  events:  (1) a "Risk Trigger Event" as defined in Schedule A of this  Agreement  for policies  issued  prior to January 1, 2004;  or (2) a Plan Change as described  in Section 19 d. above.  PRUCO of NJ may not  recapture  policies  issued on or after  January 1, 2004, following the occurrence of a "Risk Trigger Event."

         In addition,  after the twentieth  policy  anniversary,  PRUCO of NJ may elect to recapture all or an  appropriate portion of the coverage  reinsured under this Agreement to reflect  increases in the maximum  retention limits for
         PRUCO of NJ and all of its  affiliates,  collectively,  subsequent  to the date of  policy  issue.  These  maximum retention  limits as of the  effective  date of this  Agreement  are equal to the amounts  shown in the  Automatic
         Acceptance  Limits  table  shown in  Schedule  A. The  portion of the  coverage  that may be  recaptured  would be directly related to the increase in the limits.  To illustrate,  if the maximum  retention limits are increased by
         100%, then the portion that may be recaptured  from all reinsurers of the policies  reinsured under this Agreement would be equal to 100% of the portion of each reinsured policy that is retained by PRUCO of NJ.  Furthermore,  the portion that may be recaptured  from SWISS RE would be determined as SWISS RE's prorata share of the total portion reinsured with all reinsurers.

         If PRUCO of NJ elects to recapture the risks ceded to SWISS RE under this  Agreement as stated  above,  it will do so by giving  written  notice to SWISS RE. Upon the delivery of such  notice,  all of the risks  previously  ceded under each of the policies  subject to this Agreement  shall be recaptured,  effective as of the date specified in
         PRUCO of NJ's  notice.  If PRUCO of NJ does not specify in the written  notice the date that such  recapture is to be effective, then the recapture shall be effective immediately upon SWISS RE's receipt of the notice.

         If a policy  is  recaptured,  SWISS RE will pay PRUCO of NJ the  unearned  reinsurance  premium  as of the date of recapture.  SWISS RE shall  not be  liable,  under  this  Agreement,  for any  claims  incurred  after the date of recapture.

     2.  SECTION 25, GOOD FAITH;  FINANCIAL SOLVENCY, shall be replaced by the following:

25.      GOOD FAITH;  FINANCIAL SOLVENCY

         Each party  agrees that all matters with respect to this  Agreement  require its utmost good faith.  Each party or its  representatives  has the right at any  reasonable  time to  inspect  the  other's  records  relating  to this
         Agreement.

         Each party  represents  and  warrants to the other party that it is solvent on a statutory  basis in all states in which it does  business  or is  licensed.  Each party  agrees to promptly  notify the other if it is  subsequently financially  impaired.  SWISS RE has entered into this  Agreement in reliance  upon PRUCO of NJ's  representations and  warranties.  Each party  affirms  that it has and will  continue  to disclose  all  matters  material to this
         Agreement and each cession.  Examples of such matters are a material  change in underwriting or issue practices or philosophy, or a change in each party's ownership or control.

         SWISS RE  represents  and warrants to PRUCO of NJ that SWISS RE is a licensed or  accredited  reinsurer  under the applicable  laws and  regulations  of New Jersey and New York and that SWISS RE satisfies the current,  applicable legal and regulatory  requirements in New Jersey and New York necessary to entitle PRUCO of NJ to take the maximum credit for the risks ceded under this  Agreement on its  statutory  financial  statements.  SWISS RE  acknowledges that PRUCO of NJ is entering into this  Agreement in reliance upon this and other  representations  and warranties of SWISS RE, and SWISS RE agrees  that for  policies  issued  prior to  January  1,  2004,  PRUCO of NJ's right of recapture  under Section 20 of this  Agreement will be triggered if, at any point in the future during the term of this Agreement,  this representation and warranty is no longer true and correct.  PRUCO of NJ's right of recapture under Section 20 will not be triggered for policies issued on or after January 1, 2004.

     3.  SCHEDULE A, Section 10, RISK TRIGGER EVENT, shall be replaced by the following:

10.      RISK TRIGGER EVENT:

         This section only applies to policies issued prior to January 1, 2004.  Policies issued on or after January 1,
         2004 cannot be recaptured due to the occurrence of a "Risk Trigger Event" as described in Section 20 of this
         Agreement.

         A "Risk Trigger Event" means that any of the following has occurred:

(1)      SWISS RE  does not have statutory surplus of at least $500 million;

(2)      SWISS RE's representation and warranty contained in Section 25 of this Agreement (dealing with licensure/accreditation status and related matters) is no longer true and correct; or

(3)      SWISS RE no longer has in effect a Qualified Rating (as defined below) from at least one of the Major Rating
              Agencies shown in the chart below, which is at least as high as the minimum levels shown:

               ------------------------------------ -----------------------------------
               Major Rating Agency                  Minimum Applicable Rating:
               ==================================== ===================================
               Fitch IBCA, Duff & Phelps            A rating of "A-" or higher.
               ------------------------------------ -----------------------------------
               ------------------------------------ -----------------------------------
               Moody Investor Services, Inc.        A rating of "A3" or higher.
               ------------------------------------ -----------------------------------
               ------------------------------------ -----------------------------------
               Standard & Poors Corporation         A rating of "A-" or higher.
               ------------------------------------ -----------------------------------

         "Qualified Rating" shall mean the issuance of an insurance company  long-term,  financial strength rating from one or more of the Major Rating  Agencies that remains in effect,  that has not been suspended or withdrawn,  and that was  issued  as a result  of the full  interactive  ratings  review  process  (including  interviews  with  senior management)  by the Major  Rating  Agency in  question.  (Use of the  modifiers  "Q" or "Pi" by S&P or any similar indication  that a rating is a "qualified"  or "limited"  rating by any other of the Major Rating  Agencies  means that the rating does not constitute a "Qualified Rating" for purposes of this Agreement.)

In witness of the above, PRUCO of NJ and SWISS RE have by their respective officers executed and delivered this Amendment in duplicate on the dates indicated below, with an effective date of January 1, 2004.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                  SWISS RE LIFE & HEALTH AMERICA INC.
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                      By:__/s/____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                      By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                                       Amendment #4
                                                          to the
                                                 AUTOMATIC AND FACULTATIVE
                                        YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                 EFFECTIVE January 1, 2000
                                                          Between
                                        PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                            And
                                           SWISS RE LIFE & HEALTH AMERICA, INC.

This is an ASSIGNMENT,  ASSUMPTION AND RELEASE  AGREEMENT  (the  "Assignment"),  dated as of December 1, 2004, by and among
PRUCO  LIFE  INSURANCE  COMPANY  OF NEW  JERSEY  (the  "Assignor"),  THE  PRUDENTIAL  INSURANCE  COMPANY  OF  AMERICA  (the
"Assignee"), and SWISS RE LIFE & HEALTH AMERICA, INC. (the "Reinsurer").

         WHEREAS,  the  Reinsurer  provides  reinsurance  coverage  to the  Assignor  in  accordance  with the terms of the reinsurance agreement referenced above (the "Reinsurance Treaty"); and

         WHEREAS,  the parties  hereto  desire to execute this  Assignment  to evidence the  assignment by the Assignor and assumption by the Assignee of the Assignor's rights and obligations  under the Reinsurance  Treaty and to effect a full and final release of the Assignor's  rights and obligations  under the Reinsurance  Treaty effective as of 12:00 a.m.,  Eastern
Time, December 1, 2004 (the "Effective Time").

         NOW,  THEREFORE,  in consideration of the promises and the mutual agreements herein contained,  the parties hereto agree to the following:

1.Assignor Assignment of Interests to Assignee.  The Assignor hereby transfers, conveys, assigns and sets over to the Assignee, its successors and assigns, all of its rights, obligations, liabilities, title and interest in the Reinsurance Treaty, all effective as of the Effective Time, including those incurred, accrued, or otherwise occurring or arising prior to the
Effective Time.

2.  Assignee Assumption of Interests from Assignor.  Effective as of the Effective Time, the Assignee hereby assumes all of the rights and interests of the Assignor under the Reinsurance Treaty and undertakes to pay, perform and discharge, or cause to be paid, performed or discharged, all of the liabilities and obligations of the Assignor under the Reinsurance
Treaty, including those rights, interests, obligations, and liabilities incurred, accrued, or otherwise occurring or arising prior to the Effective Time.  It is the intention of the parties that:

         a.   The Assignee shall be substituted for the Assignor under the Reinsurance Treaty, in the Assignor's name, place and stead; and

         b.   The Assignor shall be deemed to have ceased to be a party to, or the ceding company under, the Reinsurance Treaty and shall have released all of its rights and interests, and shall have been discharged from all obligations and liabilities thereunder to the Reinsurer; and

         c.   The Reinsurer will conduct business solely with the Assignee, or its designee, with respect to the performance of any and all obligations and liabilities under the Reinsurance Treaty.

3.   Reinsurer Consent.  Notwithstanding anything to the contrary set forth in the Reinsurance Treaty, the Reinsurer consents to the assignment and assumption set forth in Sections 1 and 2 above.

4.Reinsurer Release of Assignor.  Without altering, diminishing or in any other way affecting any or all of the rights, interests, liabilities and obligations of the Assignor under the Reinsurance Treaty assigned to the Assignee hereunder, and effective immediately after such assignment to the Assignee, as of the Effective Time, the Reinsurer, in consideration of the assumption by the Assignee set forth above and other valuable consideration, the receipt and adequacy whereof is hereby acknowledged, irrevocably and unconditionally releases and discharges the Assignor and the Assignor's successors and assigns from all liabilities, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, known or unknown, in law or equity, against the Assignor, which the Reinsurer and the Reinsurer's predecessors, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any rights of the Reinsurer under the Reinsurance Treaty, including any and all of the Assignor's obligations incurred, accrued, or otherwise occurring or arising prior to the Effective Time.  This release under this Section 4 may not be changed orally.

5.Assignor Release of Reinsurer.  Without altering, diminishing or in any other way affecting any or all of the rights, title and interest of the Assignor under the Reinsurance Treaty assigned to the Assignee hereunder, and effective immediately after such assignment to the Assignee, as of the Effective Time, the Assignor, in consideration of the consent by the
Reinsurer set forth above and other valuable consideration, the receipt and adequacy whereof is hereby acknowledged, irrevocably and unconditionally releases and discharges the Reinsurer and the Reinsurer's predecessors, successors and assigns from all liabilities, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, known or unknown, in law or equity, against the Reinsurer, which the
Assignor ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any rights of the Assignor under the Reinsurance Treaty.  This release under this Section 5 may not be changed orally.

6.  Further Assurances.  At any time and from time to time after the Effective Time, at the request of the Assignee, or of the Reinsurer with the consent of the Assignee, which consent shall not be unreasonably withheld or delayed, and without further consideration, the Assignor shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as either the Assignee or the Reinsurer (with such consent) may reasonably request as necessary or desirable in order to more effectively transfer, convey and assign to the
Assignee the Reinsurance Treaty.

7.Amendment of Reinsurance Treaty.  The Reinsurer and the Assignee agree that the Reinsurance Treaty is amended as of the Effective
Time as provided in Exhibit A attached hereto.  It is the intention of the parties that any other reinsurance treaty among Prudential affiliates covering the same business shall not  abrogate or otherwise reduce the rights and obligations of the parties as originally set forth in the Reinsurance Treaty.

8.  Successors and Assigns.  This Assignment shall be binding upon, and shall inure to the benefit of the Reinsurer, the
Assignor and the Assignee and their respective predecessors, successors and assigns, if any.  The parties do not intend to create any third party beneficiaries under this Assignment

9.Governing Law.  This Assignment shall be governed by and construed in accordance with the laws of the state of New Jersey without giving effect to its principles or rules of conflict of laws thereof.  Any amendment to the Reinsurance Treaty set forth herein shall be subject to the arbitration provision of the Reinsurance Treaty.

10.  Counterparts.  This  Assignment  may be signed in multiple  counterparts.  Each  counterpart  shall be  considered  an original instrument, but all of them in the aggregate shall constitute one agreement.

In witness of the above, the Assignor, the Assignee, and the Reinsurer have by their respective officers executed and delivered this Assignment in triplicate on the dates indicated below, with an effective date of December 1, 2004.

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PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                  SWISS RE LIFE & HEALTH AMERICA INC.
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By:_/s/_______________________________                      By:_/s/_____________________________
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Title:_______________________________                       Title:_____________________________
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Date:_______________________________                        Date:_____________________________
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By:_/s/_______________________________                      By:__/s/____________________________
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Title:_______________________________                       Title:_____________________________
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Date:_______________________________                        Date:_____________________________
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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
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By:_/s/_______________________________
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Title:_______________________________
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Date:_______________________________
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By:_/s/_______________________________
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Title:_______________________________
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Date:_______________________________
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                                                         Exhibit A

1.       Any and all references in the Reinsurance Treaty to the jurisdiction in which PRUCO OF NJ is domiciled or organized shall read as if to refer to the State of New Jersey.

2.       If the GOVERNING LAW provision of the Reinsurance Treaty does not provide for the application of New Jersey law, that provision shall be changed to read as follows:

                  GOVERNING LAW:

                  This  Agreement  shall be governed by the laws of the State of New Jersey  without  giving  effect to the principles of conflicts of laws thereof.

Any and all references in the Reinsurance Treaty to SWISS RE being licensed or authorized in a given jurisdiction shall be read as if to refer to the State of New Jersey.  If the Reinsurance Treaty contains no such reference, then SWISS RE hereby represents that it is authorized to do business in the State of New Jersey.